Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies [Abstract]
Commitments and Contingencies	COMMITMENTS AND CONTINGENCIES
(a)    Capital commitments
Capital expenditure on property and equipment contracted for at the end of the reporting period but not recognized as liabilities is as follows:

	December 31,
	2022	2021
	US$ in millions
Contracted but not provided for	$72	$75

(b)    Litigation
The Group has contingent liabilities arising in the ordinary course of business. Management has made estimates for potential litigation costs based upon consultation with legal counsel. Actual results could differ from these estimates; however, in the opinion of management, such litigation and claims will not have a material adverse effect on the Group’s financial condition, results of operations or cash flows.
(c)    Macao Concession
Annual Premium
Under the Macao Concession, VML is obligated to pay to the Macao government an annual gaming premium with a fixed portion and a variable portion based on the number and type of gaming tables it employs and gaming machines it operates. The fixed portion of the premium is equal to 30 million patacas (approximately US$4 million). The variable portion is equal to 300,000 patacas per gaming table reserved exclusively for certain kinds of games or players, 150,000 patacas per gaming table not so reserved and 1,000 patacas per electrical or mechanical gaming machine, including slot machines (approximately US$37,360, US$18,680 and US$125), subject to a minimum of 76 million patacas (approximately US$9 million). Based on the gaming tables and gaming machines (which is at the maximum number of tables and machines currently allowed by the Macao government) in operation as of January 1, 2023, the annual premium payable to the Macao government is approximately US$41 million during each of the next five years ending December 31, 2027, and approximately US$203 million in aggregate thereafter through the termination of the Concession in December 2032.
VML is also obligated to pay a special gaming tax of 35% of gross gaming revenue and applicable withholding taxes. Under the Concession, VML must also contribute 5% of its gross gaming revenue to utilities designated by the Macao government, a portion of which must be used for promotion of tourism in Macao. Additionally, under the Concession, VML is also obligated to pay a special annual gaming premium if the average of the gross gaming revenue of VML’s gaming tables and electrical or mechanical gaming machines, including slot machines, is lower than a certain minimum amount determined by the Macao government; such special premium being the difference between the gaming tax based on the actual gross gaming revenue and that of the specified minimum amount; this minimum amount has been set by the Macao government at 7 million patacas per gaming table and 300,000 patacas per gaming machine (approximately US$1 million and US$37,360, respectively), for an annual total of 4.50 billion patacas (approximately US$561 million) based on the maximum number of gaming tables and gaming machines VML is currently authorized to operate.
Handover Record
Pursuant to the Handover Record, VML is required to make annual payments of 750 patacas per square meter for the first three years and 2,500 patacas per square meter for the following seven years (approximately US$93 and US$311). The annual payment of 750 patacas per square meter will be adjusted with the Macao average price index of the corresponding preceding year for years two and three and the annual payment of 2,500 patacas per square meter will be adjusted with the Macao average price index of the corresponding preceding year for years five through ten. The annual fee for the first three years is approximately US$13 million and US$42 million for the next seven years, subject to the Macao average price index adjustment mentioned above.
Committed Investment
Under the Concession, VML is obligated to develop certain gaming and non-gaming investment projects by December 2032 in connection with, among others, attraction of international visitors, conventions and exhibitions, entertainment shows, sporting events, culture and art, health and wellness and themed attractions, as well as support Macao’s position as a city of gastronomy and increase community and maritime tourism, and VML is required to invest, or cause to be invested, at least 30.24 billion patacas (approximately US$3.77 billion), including 27.80 billion patacas (approximately US$3.46 billion) on non-gaming projects. VML will be required to increase its investment in non-gaming projects by up to 20% in the following year subject to a trigger, namely if Macao’s annual market gross gaming revenue achieves or exceeds 180 billion patacas (approximately US$22.42 billion). The 20% increase is subject to a deduction of 4% per year if the revenue trigger occurs on or after 2028 (the sixth year of the term of the Concession). This potential additional investment is estimated to be approximately US$700 million.
(d)    Construction labor
In recent years, the Group has utilized an imported construction labor quota granted by the Labour Affairs Bureau of the Macao government for purposes of completing outstanding areas within The Londoner Macao and The Parisian Macao project and for additions and alterations works in The Venetian Macao, The Plaza Macao and The Londoner Macao (the “Group Quota”). The Group Quota was renewed in 2022 but the number of laborers authorized thereunder decreased significantly due to the completion of the renovation and refurbishment works at The Londoner Macao. From 2018 until June 2021, BCA (Macau) Limited was retained to manage the Group Quota on behalf and at the direction of the Group. The Group has been managing the Group Quota directly since July 2021. The Group Quota alone has historically not provided for sufficient numbers of staff and labor to complete construction works and the shortfall has been covered by separate labor quotas applied by and awarded directly to the contractors by the Labour Affairs Bureau of the Macao government (the “Contractor Quota”).
In accordance with Macao labor law, the Group remains primarily liable for the fulfilment of all employer legal obligations and for the costs associated with persons employed under the Group Quota, including where such persons are seconded to contractors. Contractors utilizing seconded labor under the Group Quota are contractually obligated to reimburse and indemnify the Group for any and all costs incurred as a result of the secondment arrangement. In addition, the Group has the right to recover such costs against any amounts due to the contractors. Although the Group is not directly liable, it may be held vicariously liable for payments under the Contractor Quota if contractors working on the Company’s development projects fail to pay wages. The Group maintains a contingency in case it is unable to fully recover amounts owed to construction labor from contractors in such circumstances.